Exhibit 99.1

Instructure Announces Fourth Quarter and Fiscal Year 2021 Financial Results

Fourth Quarter GAAP Revenue of $110.6 Million Grows 26% year over year (23% ACR* Growth)

Fiscal Year 2021 GAAP Revenue of $405.4 Million Grows 34% year over year (28% ACR* Growth)

Fiscal Year 2021 Cash Flow From Operations of $105.1 Million and Adjusted Unlevered Free Cash Flow* of $168.7 Million

Salt Lake City, UT (February 17, 2022)—Instructure Holdings, Inc. (Instructure) (NYSE: INST), the makers of the Canvas Learning Management System, today announced financial results for the fourth quarter and fiscal year ended December 31, 2021.

“Instructure’s strong fourth quarter performance capped off a truly outstanding year for our company,” said Steve Daly, Instructure CEO. “During the year, we added over 800 new customers, a 14% increase, as we continued to gain share across our key markets. We delivered 109% net revenue retention for the year, as our clients took advantage of the expanded set of ed tech tools available on the Instructure Learning Platform. Our strong growth trajectory is supported by ongoing momentum in both new logo and cross sell wins, both domestically and internationally. Looking ahead, we will continue to make disciplined investments in sales and innovation to reinforce our position at the center of the teaching and learning ecosystem and extend our platform into multi-billion dollar adjacent markets. We look forward to bringing more value to our clients, partners and shareholders in the months and years ahead.”

Fourth Quarter Financial Highlights:

●
GAAP Revenue of $110.6 million, an increase of 26% year over year
●
Allocated Combined Receipts*, or ACR, of $111.4 million, an increase of 23% year over year
●
Operating loss of $5.4 million, or negative 4.9% of revenue, and Non-GAAP operating income* of $40.7 million, or 36.5% of ACR
●
GAAP net loss of $20.7 million and Adjusted EBITDA* of $41.7 million, or 37.4% of ACR
●
Cash flow from operations of negative $3.7 million and Adjusted Unlevered Free Cash Flow* of $4.0 million

Full Year 2021 Financial Highlights:

●
GAAP Revenue of $405.4 million, an increase of 34% year over year
●
ACR* of $414.7 million, an increase of 28% year over year
●
Operating loss of $46.9 million, or negative 11.6% of revenue, and Non-GAAP operating income* of $143.7 million, or 34.7% of ACR
●
GAAP net loss of $88.7 million and Adjusted EBITDA* of $146.7 million, or 35.4% of ACR
●
Cash flow from operations of $105.1 million and Adjusted Unlevered Free Cash Flow* of $168.7 million

*See “Non-GAAP Financial Measures” for information regarding the Company’s use of non-GAAP financial measures as well as reconciliations to the most closely comparable GAAP measures in this press release.

Business and Operating Highlights:

●
In October, Newport News public schools in Virginia, a Canvas client, added MasteryConnect as their student assessment management system. The relationship builds on our statewide Virtual Virginia contract. By directly addressing learning loss and providing accurate data about students’ academic progress, MasteryConnect will empower Newport News public schools to make more informed decisions on how to best address learning needs and differentiate instruction.

●
In November, Australian Catholic University (ACU) selected Canvas to replace their Moodle system. After a comprehensive competitive tender process, ACU selected Canvas and Impact as the foundation for their next-generation digital ecosystem to underpin ACU Online, the university’s recently launched fully online education portfolio.

●
In November, we announced the acquisition of Kimono (Elevate Data Sync), our secure data syncing solution. Adding Elevate Data Sync to the Instructure Learning Platform accelerates our plans to provide broad support and deeper integration points to the platform for thousands of ed tech providers globally, further empowering schools and higher education institutions to craft the digital learning environment that meets the unique needs of their students.

●
In December, Walden University selected Canvas for its 40,000 student population because of its superior user experience and flexibility at scale, while providing data access and a robust API. The deal also included Impact to help accelerate Walden’s transition from Blackboard to Canvas while providing continuity with previous functionality.

●
In January 2022, we announced the launch of a new channel partner program, which we expect will allow Instructure to expand rapidly to new international markets and address the complex educational needs of higher education and K-12 institutions worldwide by providing them access to its Instructure Learning Platform. The program is specifically tailored to assist partners in emerging markets and key countries where educational institutions are looking for more robust, flexible solutions to the unique learning challenges facing students today.

Business Outlook

Based on information as of today, February 17, 2022, the Company is issuing the following financial guidance.

First Quarter Fiscal 2022:

●
Revenue is expected to be in the range of $108.6 million to $109.6 million
●
ACR* is expected to be in the range of $109.1 million to $110.1 million
●
Non-GAAP operating income* is expected to be in the range of $36.8 million to $37.8 million
●
Adjusted EBITDA* is expected to be in the range of $37.9 million to $38.9 million
●
Non-GAAP net income* is expected to be $33.0 million to $34.0 million

Full Year 2022:

●
Revenue is expected to be in the range of $455.8 million to $459.8 million
●
ACR* is expected to be in the range of $456.7 million to $460.7 million
●
Non-GAAP operating income* is expected to be in the range of $157.5 million to $161.5 million
●
Adjusted EBITDA* is expected to be in the range of $162.1 million to $166.1 million
●
Non-GAAP net income* is expected to be $140.9 million to $144.9 million
●
Adjusted unlevered free cash flow* is expected to be in the range of $183.0 million to $187.0 million

*ACR, Non-GAAP operating income, Adjusted EBITDA, non-GAAP net income and adjusted unlevered free cash flow are non-GAAP measures. See "Non-GAAP Financial Measures" for a reconciliation of ACR to the most closely comparable GAAP measure. Instructure is unable to provide guidance, or a reconciliation, for operating loss and net loss, the most closely comparable GAAP measures with respect to non-GAAP operating income, Adjusted EBITDA, non-GAAP net income and adjusted unlevered free cash flow because Instructure cannot provide a meaningful or accurate calculation or estimation of certain reconciling items without unreasonable effort. This is due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including stock-based compensation and amortization of acquisition related intangibles. Thus, Instructure is unable to present a quantitative reconciliation of non-GAAP guidance to GAAP guidance because such information is not available.

Conference Call Information

Instructure’s management team will hold a conference call to discuss our fourth quarter and fiscal year ended December 31, 2021 financial results today, February 17, 2022 at 5:00 p.m. ET. The conference call can be accessed by dialing (833) 921-1674 from the United States and Canada or (236) 389-2674 internationally with conference ID 7093477. A live webcast and replay of the conference call can be accessed from the investor relations page of Instructure's website at ir.instructure.com. An archived replay of the webcast will be available following the conclusion of the call.

About Instructure

Instructure is an education technology company dedicated to helping everyone learn together. We amplify the power of teaching and elevate the learning process, leading to improved student outcomes. Today, Instructure supports more than 30 million educators and learners at nearly 7,000 organizations around the world.

Non-GAAP Financial Measures

Instructure has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). In addition to Instructure’s results determined in accordance with GAAP, Instructure believes the following non-GAAP measures are useful in evaluating its operating performance and liquidity. Instructure believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.

A reconciliation of Instructure’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

ACR. We define ACR as the combined receipts of our Company and companies that we have acquired allocated to the period of service delivery. We calculate ACR as the sum of (i) revenue and (ii) the impact of fair value adjustments to acquired unearned revenue related to Thoma Bravo’s acquisition of Instructure (the “Take-Private Transaction”) and the Certica Holdings, LLC (“Certica”), Eesysoft Software International B.V. (which was rebranded to “Impact by Instructure” or “Impact” subsequent to acquisition), and Kimono LLC (which was rebranded to “Elevate Data Sync” subsequent to acquisition) acquisitions where we do not believe such adjustments are reflective of our ongoing operations. Management uses this measure to evaluate organic growth of the business period over period, as if the Company had operated as a single entity and excluding the impact of acquisitions or adjustments due to purchase accounting.

Non-GAAP Operating Income. We define non-GAAP operating income as loss from operations excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact and Elevate Data Sync acquisitions that we do not believe are reflective of our ongoing operations. We believe non-GAAP operating income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

Non-GAAP Net Income. We define non-GAAP net income as net loss excluding the impact of stock-based compensation, amortization of acquisition-related intangibles, the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact and Elevate Data Sync acquisitions, and restructuring, transaction and sponsor related costs that we do not believe are reflective of our ongoing operations. Basic non-GAAP net income per common share attributable to common stockholders is computed by dividing non-GAAP net income attributable to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted non-GAAP net income per common share attributable to common stockholders is computed by giving effect to all potential dilutive common stock equivalents outstanding for the period.

Adjusted EBITDA. EBITDA is defined as earnings before debt-related costs, including interest and loss on debt extinguishment, provision (benefit) for taxes, depreciation, and amortization. We further adjust EBITDA to exclude certain items of a significant or unusual nature, including stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact and Elevate Data Sync acquisitions. Although we exclude the amortization of acquisition-related intangibles from this non-GAAP measure, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Free Cash Flow, Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow. We define free cash flow as net cash provided by operating activities less purchases of property and equipment and intangible assets, net of proceeds from disposals of property and equipment. We define unlevered free cash flow as free cash flow adjusted for cash paid for interest on outstanding debt and cash settled stock-based compensation. We define adjusted unlevered free cash flow as unlevered free cash flow adjusted for restructuring, transaction and sponsor related costs paid in cash. We believe free cash flow and adjusted unlevered free cash flow facilitate period-to-period comparisons of liquidity. We consider free cash flow and adjusted unlevered free cash flow to be important measures because they measure the amount of cash we generate and reflect changes in working capital.

Non-GAAP Cost of Revenue and Non-GAAP Operating Expenses. We define non-GAAP cost of revenue and non-GAAP operating expenses as GAAP cost of revenue and GAAP operating expenses, respectively, excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, and amortization of acquisition-related intangibles, that we do not believe are reflective of our ongoing operations.

Non-GAAP Gross Profit. We define non-GAAP gross profit as gross profit excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and fair value adjustments to deferred revenue in connection with purchase accounting, that we do not believe are reflective of our ongoing operations.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, "forward-looking" statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the company's financial guidance for the first quarter of 2022 and for the full year ending December 31, 2022, the company's growth, customer demand and application adoption, the company's research and development efforts and future application releases, and the company's expectations regarding future revenue, expenses, cash flows and net income or loss.

These statements are not guarantees of future performance, but are based on management's expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with future stimulus packages approved by the U.S. federal government; failure to continue our recent growth rates; our ability to acquire new customers and successfully retain existing customers; the effects of increased usage of, or interruptions or performance problems associated with, our learning platform; the impact on our business and prospects from the effects of the current COVID-19 pandemic; our history of losses and expectation that we will not be profitable for the foreseeable future; the impact of adverse general and industry-specific economic and market conditions; and changes in the spending policies or budget priorities for government funding of Higher Education and K-12 institutions.

These and other important risk factors are described more fully in the Company’s initial public offering prospectus filed with the Securities and Exchange Commission (the "SEC") on July 23, 2021, most recent Annual Report on Form 10-K and other documents filed with the SEC and could cause actual results to vary from expectations. All information provided in this press release and in the conference call is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
	December 31, 2021	December 31, 2020
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$164,928	$146,212
Accounts receivable—net	51,607	47,315
Prepaid expenses	15,475	12,733
Deferred commissions	11,418	6,663
Assets held for sale	—	57,334
Other current assets	3,384	3,083
Total current assets	246,812	273,340
Property and equipment, net	10,792	11,289
Right-of-use assets	18,175	26,904
Goodwill	1,194,221	1,172,395
Intangible assets, net	629,746	755,349
Noncurrent prepaid expenses	1,553	6,269
Deferred commissions, net of current portion	20,105	16,434
Deferred tax assets	6,477	—
Other assets	5,901	6,651
Total assets	$2,133,782	$2,268,631
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$18,324	$13,302
Accrued liabilities	28,408	23,638
Lease liabilities	6,666	6,037
Long-term debt, current	2,763	6,118
Liabilities held for sale	—	11,834
Deferred revenue	240,936	192,864
Total current liabilities	297,097	253,793
Long-term debt, net of current portion	490,500	820,925
Deferred revenue, net of current portion	14,740	12,015
Lease liabilities, net of current portion	23,678	30,670
Deferred tax liabilities	29,851	58,601
Other long-term liabilities	3,531	4,643
Total liabilities	859,397	1,180,647
Stockholders’ equity:
Common stock, par value $0.01 per share; 500,000 and 252,480 shares authorized as of December 31, 2021 and December 31, 2020, respectively; 140,741 and 126,219 shares issued and outstanding as of December 31, 2021 and December 31, 2020, respectively.	1,407	1,262
Additional paid-in capital	1,539,638	1,264,703
Accumulated deficit	(266,660)	(177,981)
Total stockholders’ equity	1,274,385	1,087,984
Total liabilities and stockholders’ equity	$2,133,782	$2,268,631

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
	Successor				Predecessor
	Three months ended December 31,	Three months ended December 31,	Year ended December 31,	Period from April 1, to December 31,	Period from January 1 to March 31,
	2021	2020	2021	2020	2020
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Subscription and support	$101,007	$79,688	$367,781	$209,148	$65,968
Professional services and other	9,586	7,843	37,580	21,525	5,421
Total revenue	110,593	87,531	405,361	230,673	71,389
Cost of revenue:
Subscription and support	36,348	38,628	148,923	108,603	19,699
Professional services and other	5,442	4,955	20,942	15,547	4,699
Total cost of revenue	41,790	43,583	169,865	124,150	24,398
Gross profit	68,803	43,948	235,496	106,523	46,991
Operating expenses:
Sales and marketing	41,686	41,616	162,544	125,650	27,010
Research and development	16,580	14,330	63,771	51,066	19,273
General and administrative	15,968	15,039	54,911	62,572	17,295
Impairment on held-for-sale goodwill	—	—	—	29,612	—
Impairment on disposal group	—	6,777	1,218	10,166	—
Total operating expenses	74,234	77,762	282,444	279,066	63,578
Loss from operations	(5,431)	(33,814)	(46,948)	(172,543)	(16,587)
Other income (expense):
Interest income	16	9	29	49	313
Interest expense	(6,182)	(16,472)	(50,360)	(50,921)	(8)
Other income (expense), net	(330)	907	(2,695)	1,510	(5,738)
Loss on extinguishment of debt	(22,424)	—	(22,424)	—	—
Total other income (expense), net	(28,920)	(15,556)	(75,450)	(49,362)	(5,433)
Loss before income tax benefit (expense)	(34,351)	(49,370)	(122,398)	(221,905)	(22,020)
Income tax benefit (expense)	13,697	8,136	33,719	43,924	(183)
Net loss and comprehensive loss	$(20,654)	$(41,234)	$(88,679)	$(177,981)	$(22,203)
Net loss per common share, basic and diluted	$(0.15)	$(0.33)	$(0.67)	$(1.41)	$(0.58)
Weighted-average common shares used in computing basic and diluted net loss per common share attributable to common stockholders	140,531	126,235	132,387	126,235	38,369

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	Successor				Predecessor
	Three months ended December 31,	Three months ended December 31,	Year ended December 31,	Period from April 1, to December 31,	Period from January 1 to March 31,
	2021	2020	2021	2020	2020
	(unaudited)	(unaudited)	(unaudited)
Operating Activities:
Net loss	$(20,654)	$(41,234)	$(88,679)	$(177,981)	$(22,203)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property and equipment	985	1,203	3,713	3,630	2,982
Amortization of intangible assets	33,684	29,713	134,003	95,315	2,620
Amortization of deferred financing costs	477	490	2,435	1,508	—
Impairment on disposal group	—	6,777	1,218	10,166	—
Impairment on held-for-sale goodwill	—	—	—	29,612	—
Loss on extinguishment of debt	22,424	—	22,424	—	—
Stock-based compensation	6,540	5,569	18,072	8,685	7,109
Deferred income taxes	(16,231)	(7,862)	(36,485)	(43,924)	—
Other	120	260	1,685	1,641	1,959
Changes in assets and liabilities:
Accounts receivable, net	3,386	3,232	(4,314)	(19,947)	11,903
Prepaid expenses and other assets	2,014	5,565	2,094	26,948	(25,121)
Deferred commissions	(2,762)	(5,527)	(8,358)	(24,537)	1,469
Right-of-use assets	1,177	2,695	8,729	7,989	4,509
Accounts payable and accrued liabilities	(596)	7,297	8,038	(4,499)	2,187
Deferred revenue	(31,927)	(9,698)	48,543	122,157	(36,983)
Lease liabilities	(1,617)	(2,498)	(6,363)	(2,836)	(7,489)
Other liabilities	(693)	(1,058)	(1,612)	2,957	—
Net cash provided by (used in) operating activities	(3,673)	(5,076)	105,143	36,884	(57,058)
Investing Activities:
Purchases of property and equipment	(1,459)	(776)	(4,259)	(1,634)	(732)
Proceeds from sale of property and equipment	13	14	53	81	19
Proceeds from sale of Bridge	—	—	46,018	—	—
Business acquisitions, net of cash received	(9,698)	(121,173)	(26,584)	(2,025,237)	—
Maturities of marketable securities	—	—	—	—	15,584
Net cash provided by (used in) investing activities	(11,144)	(121,935)	15,228	(2,026,790)	14,871
Financing Activities:
IPO proceeds, net of offering costs paid of $6,068	(350)	—	259,254	—	—
Proceeds from issuance of common stock from employee equity plans	—	—	—	—	1,067
Shares repurchased for tax withholdings on vesting of restricted stock units	(250)	—	(1,568)	—	(1,413)
Proceeds from issuance of term debt, net of discount	493,090	67,453	493,090	830,729	—
Proceeds from contributions from stockholders	—	(87)	—	1,257,240	—
Distributions to stockholders	—	—	(930)	—	—
Repayments of long-term debt	(531,305)	(1,938)	(839,187)	(5,813)	—
Term Loan prepayment premium	(8,066)	—	(11,893)	—	—
Payments of financing costs	(937)	—	(937)	—	—
Net cash provided by (used in) financing activities	(47,818)	65,428	(102,171)	2,082,156	(346)
Net increase (decrease) in cash, cash equivalents and restricted cash	(62,635)	(61,583)	18,200	92,250	(42,533)
Cash, cash equivalents and restricted cash, beginning of period	231,788	212,536	150,953	58,703	101,236
Cash, cash equivalents and restricted cash, end of period	$169,153	$150,953	$169,153	$150,953	$58,703
Supplemental cash flow disclosure:
Cash paid for taxes	$90	$39	$646	$296	$32
Interest paid	$5,756	$15,969	$48,058	$49,227	$—
Non-cash investing and financing activities:
Capital expenditures incurred but not yet paid	$83	$—	$83	$—	$79

RECONCILIATIONS OF NON-GAAP MEASURES TO GAAP MEASURES

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ALLOCATED COMBINED RECEIPTS
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended December 31,	Three months ended December 31,	Year ended December 31,	Period from April 1, to December 31,	Period from January 1 to March 31,
	2021	2020	2021	2020	2020
Revenue	$110,593	$87,531	$405,361	$230,673	$71,389
Fair value adjustments to deferred revenue in connection with purchase accounting	851	3,163	9,322	22,751	—
Allocated combined receipts	$111,444	$90,694	$414,683	$253,424	$71,389

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended December 31,	Three months ended December 31,	Year ended December 31,	Period from April 1, to December 31,	Period from January 1 to March 31,
	2021	2020	2021	2020	2020
Loss from operations	$(5,431)	$(33,814)	$(46,948)	$(172,543)	$(16,587)
Stock-based compensation	8,063	9,612	25,785	50,162	7,109
Restructuring, transaction and sponsor related costs	3,522	16,641	21,564	66,959	8,360
Amortization of acquisition-related intangibles	33,682	29,713	133,994	95,310	2,586
Fair value adjustments to deferred revenue in connection with purchase accounting	851	3,163	9,322	22,751	—
Non-GAAP operating income	$40,687	$25,315	$143,717	$62,639	$1,468

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended December 31,	Three months ended December 31,	Year ended December 31,	Period from April 1, to December 31,	Period from January 1 to March 31,
	2021	2020	2021	2020	2020
Net loss	$(20,654)	$(41,234)	$(88,679)	$(177,981)	$(22,203)
Interest on outstanding debt and loss on debt extinguishment	28,605	16,472	72,775	50,921	—
Provision (benefit) for taxes	(13,697)	(8,136)	(33,719)	(43,924)	183
Depreciation	985	1,204	3,713	3,630	2,982
Amortization	2	2	7	7	35
Stock-based compensation	8,063	9,612	25,785	50,162	7,109
Restructuring, transaction and sponsor related costs	3,828	15,750	23,480	65,449	14,117
Amortization of acquisition-related intangibles	33,682	29,713	133,994	95,310	2,586
Fair value adjustments to deferred revenue in connection with purchase accounting	851	3,163	9,322	22,751	—
Adjusted EBITDA	$41,665	$26,546	$146,678	$66,325	$4,809

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF FREE CASH FLOW, UNLEVERED FREE CASH FLOW & ADJUSTED UNLEVERED FREE CASH FLOW
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended December 31,	Three months ended December 31,	Year ended December 31,	Period from April 1, to December 31,	Period from January 1 to March 31,
	2021	2020	2021	2020	2020

Net cash provided by (used in) operating activities	$(3,673)	$(5,076)	$105,143	$36,884	$(57,058)
Purchases of property and equipment	(1,459)	(776)	(4,259)	(1,634)	(732)
Proceeds from disposals of property and equipment	13	14	53	81	19
Free cash flow	$(5,119)	$(5,838)	$100,937	$35,331	$(57,771)
Cash paid for interest on outstanding debt	5,756	16,472	48,058	50,921	—
Cash settled stock-based compensation	1,522	4,003	7,616	41,437	—
Unlevered free cash flow	$2,159	$14,637	$156,611	$127,689	$(57,771)
Restructuring, transaction and sponsor related costs paid in cash	1,884	6,306	12,085	21,744	8,058
Adjusted unlevered free cash flow	$4,043	$20,943	$168,696	$149,433	$(49,713)

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP NET INCOME
(in thousands, except per share data)
(unaudited)
	Successor				Predecessor
	Three months ended December 31,	Three months ended December 31,	Year ended December 31,	Period from April 1, to December 31,	Period from January 1 to March 31,
	2021	2020	2021	2020	2020
Net loss	$(20,654)	$(41,234)	$(88,679)	$(177,981)	$(22,203)
Stock-based compensation	8,063	9,612	25,785	50,162	7,109
Amortization of acquisition-related intangibles	33,682	29,713	133,994	95,310	2,586
Fair value adjustments to deferred revenue in connection with purchase accounting	851	3,163	9,322	22,751	—
Loss on extinguishment of debt	22,424	—	22,424	—	—
Restructuring, transaction and sponsor related costs	3,828	15,750	23,480	65,449	14,117
Non-GAAP net income	$48,194	$17,004	$126,326	$55,691	$1,609
Non-GAAP net income per common share, basic	$0.34	$0.13	$0.95	$0.44	$0.04
Non-GAAP net income per common share, diluted	$0.34	$0.13	$0.95	$0.44	$0.04
Weighted average common shares used in computing basic Non-GAAP net income per common share	140,531	126,235	132,387	126,235	38,369
Weighted average common shares used in computing diluted Non-GAAP net income per common share	142,870	126,235	133,487	126,235	38,369

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP GROSS PROFIT
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended December 31,	Three months ended December 31,	Year ended December 31,	Period from April 1, to December 31,	Period from January 1 to March 31,
	2021	2020	2021	2020	2020
Gross profit	$68,803	$43,948	$235,496	$106,523	$46,991
Stock-based compensation	596	590	1,858	1,707	586
Restructuring, transaction and sponsor related costs	54	224	3,045	3,137	66
Amortization of acquisition-related intangibles	15,648	14,000	62,060	44,167	1,293
Fair value adjustments to deferred revenue in connection with purchase accounting	851	3,163	9,322	22,751	—
Non-GAAP gross profit	$85,952	$61,925	$311,781	$178,285	$48,936

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended December 31, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$36,348	(247)	(24)	(15,648)	$20,429
Professional services and other	5,442	(349)	(30)	—	5,063
Total cost of revenue	$41,790	(596)	(54)	(15,648)	$25,492

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Year Ended December 31, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$148,923	(899)	(2,132)	(62,060)	$83,832
Professional services and other	20,942	(959)	(913)	—	19,070
Total cost of revenue	$169,865	(1,858)	(3,045)	(62,060)	$102,902

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended December 31, 2020
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$38,628	(366)	(178)	(14,000)	$24,084
Professional services and other	4,955	(224)	(46)	—	4,685
Total cost of revenue	$43,583	(590)	(224)	(14,000)	$28,769

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Period from April 1 to December 31, 2020 (Successor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$108,603	(1,020)	(2,235)	(44,167)	$61,181
Professional services and other	15,547	(687)	(902)	—	13,958
Total cost of revenue	$124,150	(1,707)	(3,137)	(44,167)	$75,139

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Period from January 1 to March 31, 2020 (Predecessor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$19,699	(301)	—	(1,293)	$18,105
Professional services and other	4,699	(285)	(66)	—	4,348
Total cost of revenue	$24,398	(586)	(66)	(1,293)	$22,453

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended December 31, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$41,686	(2,122)	(120)	(18,034)	$21,410
Research and development	16,580	(2,047)	(1,137)	—	13,396
General and administrative	15,968	(3,298)	(2,211)	—	10,459
Total operating expenses	$74,234	(7,467)	(3,468)	(18,034)	$45,265

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Year Ended December 31, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$162,544	(6,936)	(2,671)	(71,934)	$81,003
Research and development	63,771	(6,943)	(4,041)	—	52,787
General and administrative	54,911	(10,048)	(10,589)	—	34,274
Impairment on disposal group	1,218	—	(1,218)	—	—
Total operating expenses	$282,444	(23,927)	(18,519)	(71,934)	$168,064

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended December 31, 2020
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$41,616	(2,144)	(3,690)	(15,713)	$20,069
Research and development	14,330	(2,710)	(1,179)	—	10,441
General and administrative	15,039	(4,168)	(4,772)	—	6,099
Impairment on disposal group	6,777	—	(6,777)	—	—
Total operating expenses	$77,762	$(9,022)	$(16,418)	$(15,713)	$36,609

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Period from April 1 to December 31, 2020 (Successor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$125,650	(7,580)	(7,395)	(51,143)	$59,532
Research and development	51,066	(9,903)	(4,760)	—	36,403
General and administrative	62,572	(30,972)	(11,889)	—	19,711
Impairment on held-for-sale goodwill	29,612	—	(29,612)	—	—
Impairment on disposal group	10,166	—	(10,166)	—	—
Total operating expenses	$279,066	$(48,455)	$(63,822)	$(51,143)	$115,646

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Period from January 1 to March 31, 2020 (Predecessor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$27,010	(1,977)	(556)	(1,293)	$23,184
Research and development	19,273	(1,874)	(1,273)	—	16,126
General and administrative	17,295	(2,672)	(6,465)	—	8,158
Total operating expenses	$63,578	(6,523)	(8,294)	(1,293)	$47,468

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ALLOCATED COMBINED RECEIPTS GUIDANCE
(in thousands)
(unaudited)
	Three Months Ending March 31,		Full Year Ending December 31,
	2022	2022	2022	2022
	LOW	HIGH	LOW	HIGH
Revenue	$108,600	$109,600	$455,800	$459,800
Fair value adjustments to deferred revenue in connection with purchase accounting	500	500	900	900
Allocated combined receipts	$109,100	$110,100	$456,700	$460,700

For More Information:

Media Relations:
Cory Edwards
Vice President, Corporate Communications
Instructure
(801) 869-5258
cory@instructure.com

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April Scee
Managing Director
ICR, Inc.
(917) 497-8992
april.scee@icrinc.com